Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
1350), the undersigned, Timothy B. Shannon, Chief Executive Officer and Chief Financial Officer of Dale Jarrett Racing Adventure, Inc., (the "Company"), does hereby certify, to his knowledge, that:

The Quarterly Report on Form 10QSB for the three months ended March 31, 2004 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1034, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:       May 16, 2004

By /s/Timothy B. Shannon
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Timothy B. Shannon
Chief Executive Officer
Chief Financial Officer